UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21324

ACP Funds Trust

(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

Gary E. Shugrue

Ascendant Capital Partners LP

150 N. Radnor Chester Rd., Suite C-220

Radnor, PA 19087

(Name and address of agent for service)

registrant's telephone number, including area code:     (610) 688-4180

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACP Funds Trust

2013 Semi-Annual Review

Performance Summary

	Q2 2013	2013 YTD	3 Year^	5 Year^	Annualized**	Standard Deviation**^	Sharpe Ratio**^	Beta**	Max Drawdown
ACP Institutional Series*	1.18%	4.66%	1.28%	0.59%	3.83%	4.53%	0.63	1.00	-10.31%
S&P 500	2.91%	13.82%	18.45%	7.01%	5.13%	15.40%	0.34	0.21	-50.95%
Russell 2000	3.08%	15.86%	18.67%	8.77%	7.43%	20.21%	0.41	0.17	-52.90%
HFRX Equity Hedge¹	-0.52%	4.59%	0.02%	-3.77%	1.08%	7.55%	0.05	0.51	-29.52%

YTD%	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
ACP Institutional Series*	4.90%^^	6.29%	5.83%	6.80%	11.95%	-10.08%	10.58%	2.16%	-5.33%	1.93%
S&P 500	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%
Russell 2000	47.25%	18.33%	4.55%	18.37%	-1.57%	-33.79%	27.17%	26.86%	0.66%	16.35%
HFRX Equity Hedge¹	14.47%	2.19%	4.19%	9.23%	3.21%	-25.45%	13.14%	8.92%	-19.08%	4.81%

^Annualized

^^Reflects 3 months of performance numbers

*Performance numbers are net of fees and shown for the ACP Institutional Series Strategic Opportunities Fund

ACP Funds Trust Series inception: ACP Institutional Series Fund inception 10/2003

Fund Focus

The ACP Institutional Series Strategic Opportunities Fund (the “Fund”), a Series of the ACP Funds Trust1, main focus is to gain capital appreciation through investments in long/short equity hedge funds, in order to generate long-term returns similar to those of equity markets but with significantly less volatility. In general, the Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The focus of the Fund is to generate returns that are not highly correlated with traditional stock investments, thereby providing shareholders with an opportunity for improved diversification of their overall portfolios.

1 The ACP Funds Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. It is organized as a Delaware Statutory Trust. The ACP Institutional Series Strategic Opportunities Fund is a series of the Trust. Shares are not traded on any established trading market and are subject to strict restrictions on transferability pursuant to the Declaration of Trust. The Fund invests substantially all its assets in the Master Fund, the ACP Strategic Opportunities Fund II, LLC.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Performance Review

During the second quarter of 2013, the ACP Institutional Series Strategic Opportunities Fund gained 1.18% net of fees. This compares to a gain in the S&P 500 of 2.91% and a gain in the Russell 2000 of 3.08%. Year to date the ACP Institutional Series is up 4.66% net of all fees compared to gains in the S&P 500 and Russell 2000 of 13.82% and 15.86%. The ACP Institutional Series Fund, since its inception in October 2003, has a positive cumulative return of 44.20% net of fees compared to the S&P 500 Index return of 97.0% during the same period.

On July 1, 2013 the Fund added one new underlying investment fund to its portfolio. This manager focuses on international investments, primarily in the developed markets. The Fund also had one investment fund which returned capital to investors after deciding to close their firm at the end of May. As of July 1, 2013 the ACP Strategic Opportunities Fund has sixteen funds in its portfolio.

Monetary stimulus has played a large part in driving the markets over the last few years. As this tailwind abates, earnings will be called on to move stock prices and not all will meet the expectations built into current prices. Also equity market correlations, which had reached all-time highs in 2011-2012, are returning to more normal levels. These developments are creating an environment where ACP’s underlying managers can find profitable opportunities on both the long and short sides of the markets.

Commentary

“An average is but a solitary fact”

—Francis Galton (statistician 1822-1911—Charles Darwin’s 1st cousin)

The story of the six-foot tall man (obviously not a swimmer) who drowned crossing a stream that he knew to be five-feet deep (on average) reminds me of how many in the press and academia look at hedge funds. Investors are constantly being bombarded with articles about how the “average” hedge fund did during the most recent time period. Academics write long detailed papers analyzing the performance of the “average” hedge fund. I think there is something about an “average” that makes people feel comfortable and causes them to underestimate the complexities of certain situations. Like the story of the six-foot man, relying on these “averages” can be misleading at best and risky at worse.

The hedge fund business consists of about 8,000 funds which employ a wide range of strategies incurring various levels of risk, from very low to very high. The dispersion of risks and return among the funds is much wider than seen with traditional investments….so wide that the average performance of the funds is a fairly meaningless number. An analogy would be to make a generalization about golfers based the average of all the scores shot last Saturday. The average means little and neglects to inform that there are some very good and very bad golfers, just as there are hedge fund managers.

Understanding a hedge fund requires much more than knowing about averages. Investors must have an understanding of the risks each manager is incurring and what type of returns to expect from those risks. The only reason investors should pay the higher hedge fund fees would be to get higher returns for less risk than they could get elsewhere. Risk and return are inextricably linked so it is crucial that investors have a good understanding of each when exploring a particular hedge fund. While returns are pretty easy to measure and understand, understanding risks requires much more knowledge and experience.

Ascendant tries to mitigate many of the risks that exist in the hedge fund industry through the strategy it employs (long/short equity). Risks involving pricing, leverage and transparency tend to be minimal. Overall equity market risk exists but is kept significantly lower than long-only investments because of the Fund’s low net exposure, which normally ranges from +20% to +30%. The biggest risk focused on is that of stock selection because Ascendant believes this is a repeatable skill-set. The Fund needs to find underlying hedge fund managers who can identify longs that outperform the market and shorts that underperform. The wider the spread between these selections, regardless of the market’s direction, the better the Fund performs. The basic logic behind ACP’s strategy is that it wants to profit from a manager’s stock picking ability while hedging out much of the overall market risk. Secondarily ACP wants to diversify among a number of managers so the risk of any one manager faltering will not hurt the Fund.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Implementing this strategy since 2002, we have captured 74% of the equity market’s return while exposing our investor’s capital to 70% less volatility on a monthly basis. In doing so, we have added valuable diversification to our clients’ asset allocations during some very tumultuous equity markets.

The hedge fund industry continues to grow (AUM >$2 trillion) as investors are looking to supplement their traditional stock/bond asset allocations with other non-correlated strategies. Most of these investors care little of the “average” hedge fund but rather, are focused on the risk/return profile of their own particular hedge fund investments. The strategies take a little more effort to understand but, if implemented properly, can add value to investor’s asset allocations.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue

President and Chief Investment Officer

Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy. Please read it carefully before you invest or send money. This Fund may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Funds Trust is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $2 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment. Not FDIC Insured - NO Bank Guarantee - May Lose Value

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000. ¹Refers to the HFRX Equity Hedge Index. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors

•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:

•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Financial Statements as of and for the Period Ended June 30, 2013

(unaudited)

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

As of and for the Period Ended June 30, 2013

Table of contents

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund

Statements of Assets and Liabilities
June 30, 2013 (unaudited)

Assets:
Investments in ACP Strategic Opportunities Fund II, LLC at fair value (cost, $42,944,838)	$46,250,203
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	9,863,434
Other assets	14,301

Total assets	56,127,938

Liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	2,857
Withdrawals payable	9,863,434
Professional fees	20,250
Accounting and administration fees	1,200

Total liabilities	9,887,741
Net assets	$46,240,197

Components of Net Assets:
Paid-in Capital	$44,971,774
Accumulated net investment loss	(4,317,064)
Accumulated net realized gain on investments	4,881,009
Net unrealized appreciation on investments	704,478

Net Assets	$46,240,197

Shares issued and outstanding (100,000,000 shares authorized per Fund, Par Value $10.00)	3,381,547

Net asset value, offering and redemption price per share	$13.67

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund

Statements of Operations
Period Ended June 30, 2013 (unaudited)

Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC:
Dividends	$215
Expenses	(481,247)
Total net investment loss allocated from ACP Strategic Opportunities Fund II, LLC	(481,032)

Fund expenses:
Professional fees	20,250
Accounting and administration fees	7,200
Other expenses	3,848
Total fund expenses	31,298
Net investment loss	(512,330)

Realized and unrealized gains on investments allocated from ACP Strategic Opportunities Fund II, LLC:
Net realized gains from investments	1,549,646
Net change in unrealized appreciation on investments	1,599,605
Net realized and unrealized gains on investments allocated from ACP Strategic Opportunities Fund II, LLC	3,149,251

Net increase in net assets resulting from operations	$2,636,921

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund

Statements of Changes in Net Assets
For the Period Ended June 30, 2013 and the Year Ended December 31, 2012

Net assets at December 31, 2011	$53,944,176

Operating activities
Net investment loss	$(1,059,197)
Net realized gains from investments	699,905
Net change in unrealized apppreciation on investments	1,458,342
Net increase in net assets resulting from operations	1,099,050

Capital share transactions
Shares issued	13,180,000
Shares redeemed	(10,709,182)
Increase in net assets from capital share transactions	2,470,818

Total increase in net assets	3,569,868

Net assets at December 31, 2012	$57,514,044

Accumulated net investment loss	$(3,804,734)

Operating activities
Net investment loss	$(512,330)
Net realized gains from investments	1,549,646
Net change in unrealized appreciation on investments	1,599,605
Net increase in net assets resulting from operations	2,636,921

Capital share transactions
Shares issued	2,554,473
Shares redeemed	(16,465,241)
Decrease in net assets from capital share transactions	(13,910,768)

Total decrease in net assets	(11,273,847)

Net assets at June 30, 2013	$46,240,197

Accumulated net investment loss	$(4,317,064)

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund

Statements of Cash Flows
Period Ended June 30, 2013 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,636,921
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Cost of shares of ACP Strategic Opportunities Fund II, LLC purchased	(2,554,473)
Proceeds from withdrawals of interest in ACP Strategic Opportunities Fund II, LLC	16,535,212
Total investment gains allocated from ACP Strategic Opportunities Fund II, LLC	(2,668,219)
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	(8,092,014)
Other assets	(12,278)
Due to ACP Strategic Opportunities Fund II, LLC	(431)
Other accrued expenses	(20,000)
Professional fees	(5,964)
Net cash provided by operating activities	5,818,754

Cash flows from financing activities:
Proceeds from shares issued	2,554,473
Redemptions paid (net of change in withdrawals payable)	(8,373,227)
Net cash used in financing activities	(5,818,754)

Net change in cash and cash equivalents	-
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$-

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund

Financial Highlights

	For the Period
	January 1,
	2013 through		For the Year Ended December 31,
	June 30, 2013	(d)	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$13.06		$12.81	$13.70	$13.41	$12.13

Investment Operations
Net investment loss (a) (b)	(0.12)		(0.23)	(0.24)	(0.31)	(0.28)
Net realized and unrealized gains (loss) on investment transactions	0.73		0.48	(0.49)	0.60	1.56
Total from investment operations	0.61		0.25	(0.73)	0.29	1.28

Distributions to Shareholders
Net investment income	-		-	-	-	-
Realized gains	-		-	(0.16)	-	-
Total distributions to shareholders	-		-	(0.16)	-	-

NET ASSET VALUE, End of Year	$13.67		$13.06	$12.81	$13.70	$13.41

RATIOS / SUPPLEMENTAL DATA

TOTAL RETURN	4.67%		1.95%	(5.33)%	2.16%	10.58%

Ratios to Average Net Assets: (b)
Net investment loss	(1.84)%	(c)	(1.74)%	(1.79)%	(2.21)%	(2.12)%
Expenses	1.84%	(c)	1.74%	1.79%	2.21%	2.13%

Net Assets End of Year	$46,240,197		$57,514,044	$53,944,176	$40,213,652	$18,880,902

(a) Calculated using average shares outstanding during the period.

(b) Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.

(c) Annualized for periods less than one year.

(d) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Funds Trust (the “Trust”), a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company with one active series, the ACP Institutional Series Strategic Opportunities Fund. The financial statements included herein are those of the ACP Institutional Series Strategic Opportunities Fund (a “Fund”). This Fund has only one class of beneficial interest that may be issued in an unlimited number of shares.

Interests held by the Fund in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) represent pro-rata interests in such Master Fund, except that the Fund bears different expenses that reflect the difference in the range of services provided to them.

The Fund issues shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors,” as defined in Regulation D under the Securities Act, may invest in the Fund. Shares of the Fund have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

The board of trustees of the Trust (the “Board of Trustees”) has overall responsibility with respect to the business affairs of the Fund. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Trustees consists of the same persons as the board of directors of the Master Fund.

The investment objective of the Fund is to achieve an absolute return in excess of the long-term return of the United States equity market. The Fund attempts to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, (the “Investment Manager”) serves as the investment manager to the Fund and as the investment manager to the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Funds’ financial statements. The percentage of the Master Fund owned by the Fund at June 30, 2013 was approximately 84%.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

2.	Significant Accounting Policies

Basis of presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Master Fund

Valuation of the Fund’s interest in the Master Fund is based on the investments in Underlying Funds held by the Master Fund. The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by their respective general partners. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material. The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Fund and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

Net Asset Valuation

The net asset value of the Fund is equal to that Fund’s proportionate interest in the net assets of the Master Fund, plus any cash or other assets of the Fund minus all liabilities (including accrued expenses) for the Fund. The net asset value per share of the Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.

Allocation from Master Fund

The Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund on a monthly basis as it is received from the Master Fund.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Tax Basis reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of the Fund’s allocated earnings is established dependent upon the tax filings of the Underlying Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date. As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Fund and not invested into the Master Fund will be recognized on the accrual basis. Expenses that are specifically attributed to the Fund are charged to that Fund. In addition, the Fund also bears its proportionate share of the expenses of the Master Fund. Because the Fund bears its proportionate share of the management fees of the Master Fund, the Fund do not pay any additional compensation directly to the Investment Manager. See Note 3 for discussion of distribution and shareholder servicing fees.

Dividends and Distributions

The Fund pays distributions of any net income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. For the period ended June 30, 2013, the Fund did not declare any distributions of net income or net realized capital gains.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

Certain officers of the Trust are also officers of the Investment Manager. Such officers are paid no fees by the Trust for serving as officers and/or trustees of the Trust or the Fund.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

4.	Federal Income Taxes

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax. Therefore, no Federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments will be made to the appropriate equity accounts in the years that the differences arise. There were no such adjustments for the period ended June 30, 2013. For Federal income tax purposes, any capital loss carry forwards may be carried forward and applied against future capital gains.

The Investment Manager is required to determine whether a tax position of the Trust is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Trust recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Trust’s evaluation, the Trust has determined the major tax jurisdictions where the Trust is organized and where the Trust makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Trust’s open tax years. However, the Investment Manager’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements. The Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed for the period ended June 30, 2013.

The Fund files U.S. federal tax returns.  No income tax returns are currently under examination.  The Funds’ U.S. federal tax returns remain open for examination for the years ended December 31, 2009 through December 31, 2012.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

5.	Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Fund. In this capacity, Pinnacle provides certain accounting, record keeping, and investor related services. The Fund pay a monthly flat-fee to Pinnacle for these services. UMB Bank serves as the Funds’ custodian.

6.	Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its investment holdings for extended periods, which may be greater than one year. No guarantee or representation is made that the investment objective will be met.

7.	Redemptions and Repurchase of Shares

The Fund is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding shares will have the right to require the Fund to redeem those shares or a portion thereof. With very limited exceptions, shares of the Fund are not transferable. There is no public market for the shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund. The Board of Trustees may, from time to time and in their sole discretion, cause the Fund to repurchase shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established by the Board of Trustees. In determining whether a Fund should offer to repurchase shares, the Board of Trustees will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Trustees that the Fund offers to repurchase shares from shareholders four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers. In 2013 the Board of Trustees approved to repurchase shares each quarter.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

8.	Capital Stock Transactions

Transactions in shares were as follows:

	Period Ended	Year Ended
	June 30, 2013	December 31, 2012

Number of shares issued	188,637	1,011,905
Number of shares redeemed	(1,210,200)	(821,094)
Net increase / (decrease) in shares outstanding	(1,021,563)	190,811
Shares outstanding, beginning	4,403,110	4,212,299
Shares outstanding, end	3,381,547	4,403,110

On June 30, 2013, three shareholders held approximately 23% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

9.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no material events, except as set forth below, which would require disclosure in the Trust’s financial statements.

For the period from July 1, 2013 through August 15, 2013, shareholders contributed $500,000 to the Fund, none of which was received prior to June 30, 2013.

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and the Funds’ records of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Form N-Qs are also available from the Funds, without charge, upon request, by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

ACP Strategic Opportunities

Fund II, LLC

Financial Statements as of and for

the Period Ended June 30, 2013

(unaudited)

ACP Strategic Opportunities Fund II, LLC

For the period ended June 30, 2013

Table of contents

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - June 30, 2013 (unaudited)

	Percentage of	Fair
Investments	Members' Capital	Value
Underlying Funds - Long/Short Equity #^

Consumer
Charter Bridge Capital Partners, LLC (cost $4,000,000)	8.2%	$4,465,433

Event Driven
Cooper Creek Partners LLC (cost $2,500,000)	5.1%	2,819,714

Financial Services
Consector Partners, LP (cost $3,000,000)	6.8%	3,705,369

Global Growth
Concourse Capital Partners, L.P. (cost $3,500,000)	7.9%	4,328,390

Healthcare
CCI Healthcare Partners, L.P. (cost $1,000,000)	3.3%	1,830,878

Latin America
Tree Capital Equity Fund I, LP (cost $2,000,000)	3.9%	2,148,241

Mid-Cap
Nokomis Capital Partners, L.P. (cost $4,500,000)	8.1%	4,437,997

Real Estate
Keypoint Real Estate Opportunity Hedge Fund, LP (cost $2,000,000)	3.9%	2,159,870

Small Cap Growth
Akahi Fund II, L.P. (cost $5,028,843)	9.4%	5,163,101
Columbus Capital QP Partners, L.P. (cost $3,000,000)	6.7%	3,695,115
G2 Investment Partners QP LP (cost $4,248,143)	8.6%	4,695,948
Tessera QP Fund, L.P. (cost $3,000,000)	8.2%	4,473,737
	32.9%	18,027,901

Technology
Espalier Global Partners LP (cost $4,000,000)	7.8%	4,264,185
Light Street Halogen, L.P. (cost $1,000,000)	1.8%	965,676
Shannon River Partners II LP (cost $3,000,000)	6.8%	3,737,687
	16.4%	8,967,548

Total Underlying Funds - Long/Short Equity (cost $45,776,986)	96.5%	52,891,341

Short-Term Investments

Federated Treasury Obligations Fund 0.01% ** (cost $5,626,296)	10.3%	5,626,296

Total Short-Term Investments (cost $5,626,296)	10.3%	5,626,296

Total Investments (cost $51,403,282)*	106.8%	$58,517,637

Other Assets and Liabilities	-6.8%	(3,742,248)

Members' Capital	100.0%	$54,775,389

# - Non-income producing securities

^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of June 30, 2013 was $45,776,986 and $52,891,341 respectively.

* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.

** - The rate shown is the annualized 7-day yield as of June 30, 2013.

Net unrealized appreciation (depreciation) as computed for federal income tax purposes consists of:

Gross Unrealized Appreciation	$7,210,682
Gross Unrealized Depreciation	(96,327)
Net Unrealized Appreciation	$7,114,355

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
June 30, 2013 (unaudited)

Assets:
Investments in underlying funds, at fair value	$52,891,341
(cost, $45,776,986)
Investments in short-term investments	5,626,296
(cost, $5,626,296)
Receivables:
Redemption from underlying funds	5,171,822
Due from affiliates	2,858
Dividends	53
Investments funded in advance	1,000,000
Other assets	15,233

Total assets	64,707,603
Liabilities:
Withdrawals payable	9,863,434
Accrued expenses:
Professional fees	35,968
Accounting and administration fees	10,534
Custody fees	1,460
Other accrued expenses	20,818

Total liabilities	9,932,214
Members' capital	$54,775,389

Members' capital
Represented by:
Capital contributions (net)	$45,033,469
Accumulated net investment loss	(7,146,951)
Accumulated net realized gain on investments	9,774,516
Net unrealized appreciation on investments	7,114,355

Members' capital	$54,775,389

Units Outstanding (100,000,000 units authorized)	3,588,619

Net Asset Value per Unit (offering and redemption price per unit)	$15.26

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Period ended June 30, 2013 (unaudited)

Investment Income
Dividends	$259

Total investment income	259

Expenses
Investment management fees	371,005
Board of Directors' and officer's fees	60,000
Accounting and administration fees	54,134
Research fees	39,633
Professional fees	35,485
Insurance expense	9,905
Custody fees	5,324
Other expenses	10,619

Total expenses	586,105

Net investment loss	(585,846)

Realized and unrealized gains from investments
Net realized gains from investments in underlying funds	1,693,645
Net increase in unrealized appreciation on investments in underlying funds	2,223,047

Net realized and unrealized gains from investments	3,916,692

Net increase in members's capital resulting from operations	$3,330,846

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members' Capital

	For the Period Ended (unaudited) June 30, 2013	For the Year Ended December 31, 2012
Members' capital - beginning	$73,746,165	$74,875,754
Capital contributions	2,554,473	14,417,870
Capital withdrawals	(24,856,095)	(17,161,550)
Net investment loss	(585,846)	(1,310,469)
Net realized gains from investments in underlying funds	1,693,645	921,727
Net increase in unrealized appreciation on investments in underlying funds	2,223,047	2,002,833

Members' capital - end	$54,775,389	$73,746,165

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Period ended June 30, 2013 (unaudited)

Cash flows from operating activities:
Net increase in members's capital resulting from operations	$3,330,846
Adjustments to reconcile net increase in members's capital resulting from operations to net cash provided by operating activities:
Net realized gains from investments in underlying funds	(1,693,645)
Net increase in unrealized appreciation on investments in underlying funds	(2,223,047)
Cost of investments in underlying funds purchased	(5,248,143)
Proceeds from redemptions of investments in underlying funds	22,693,645
Net purchase of Short-term investments	(5,021,791)
Redemption from underlying funds	6,239,938
Due from affiliates	2,463
Dividends	(48)
Investments funded in advance	(1,000,000)
Other assets	10,205
Professional fees	(53,757)
Accounting and administration fees	(4,254)
Custody fees	(53)
Other accrued expenses	1,499

Net cash provided by operating activities	17,033,858
Cash flows from financing activities:
Capital contributions received	2,554,473
Capital withdrawals paid (net of change in withdrawals payable)	(19,588,331)

Net cash used in financing activities	(17,033,858)

Net change in cash	-

Cash at beginning of period	-

Cash at end of period	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Period
	January 1,
	2013 through		For the Year Ended December 31,
	June 30, 2013(c)		2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$14.57		$14.27	$15.06	$14.71	$13.27

INVESTMENT OPERATIONS
Net investment loss (a)	(0.13)		(0.23)	(0.25)	(0.31)	(0.27)
Net realized and unrealized gain (loss) from investments in Underlying Funds	0.82		0.53	(0.54)	0.66	1.71
Total from investment operations	0.69		0.30	(0.79)	0.35	1.44

NET ASSET VALUE, End of Year	$15.26		$14.57	$14.27	$15.06	$14.71

TOTAL RETURN	4.74%		2.10%	(5.25)%	2.38%	10.85%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$54,775		$73,746	$74,876	$59,109	$37,113

Ratios to Average Net Assets:
Net investment loss	(1.71	)%(b)	(1.61)%	(1.67)%	(2.04)%	(1.94)%
Expenses	1.71	%(b)	1.61%	1.67%	2.04%	1.95%

PORTFOLIO TURNOVER RATE	9%		36%	25%	16%	16%

(a) Calculated using average shares outstanding during the year.

(b) Annualized for periods less than one year.

(c) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”). The Board of Directors consists of the same persons as the Board of Trustees of the ACP Funds Trust.

The Fund issues Units only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors,” as defined in Regulation D under the Securities Act, may invest in the Fund. Units of the Fund have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the net asset value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. The Master Fund values its investments in Underlying Funds in accordance with GAAP, which permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the net asset value. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying

Investment Valuation – Investments in Underlying Funds (continued)

Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s members’ capital if the judgments of the Board, the Investment Manager or investment advisors to the Underlying Funds should prove incorrect. Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently. The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid. Level 2 investments are more liquid since the Investment Manager has the ability to pay an early redemption fee or the Underlying Fund does not have a lock up period. Level 3 investments are illiquid due to a lock up period with no ability to pay an early redemption fee. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased due to lock up periods specific to the Underlying Funds. As of June 30, 2013, Underlying Funds, valued at $52,891,341, represented approximately 96.5% of the members’ capital of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is carried at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

•	Level 1 – Quoted prices in active markets for identical investments.
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk, ability to redeem in the near term from the Underlying Funds).

•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Master Fund will consider the liquidity provisions of the Underlying Fund’s when determining the appropriate level. Any portion of an investment that is subject to an early redemption fee will be considered as Level 2 as the early redemption fee is not materially prohibitive and the Master Fund still has the ability to redeem in the near term. Any portion of an investment subject to lock up provisions with no ability to pay an early redemption fee will be considered Level 3 as the Master Fund would not have the ability to redeem in the near term. Near team is considered to be a period of 90 days or less. If the lock up period for any portion of an investment expires within 90 days of year end, that portion of an investment will be considered as Level 2.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$5,626,296
Level 2 – Other Significant Observable Inputs	52,891,341
Level 3 – Significant Unobservable Inputs	-

Total	$58,517,637

For the period ended June 30, 2013, there were no transfers between Level 1 and 2.

It is the policy of the Master Fund that transfers of investments in and or out of Level 3 are measured using fair values determined as of the end of the lock up period.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Transfers of investments in and or out of Level 3 were generally the result of a change in the fund’s ability to redeem its interest within the near term.

See the Schedule of Investments for further detail on the industry/strategy of the Underlying Funds.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the NYSE, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis. Dividends are recognized on the ex-dividend date.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Master Fund’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years. However, the Investment Manager’s conclusions regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements. The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed or recognized for the period ended June 30, 2013.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2009 through December 31, 2012.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk. At June 30, 2013, the Master Fund did not hold any cash in this account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The annual Management Fee is currently equal to 1.50% per annum of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum. For the period ended June 30, 2013, the Master Fund expensed Investment Manager fees totaling $371,005 as disclosed on the Statement of Operations, of which no amount was payable to the Investment Manager at June 30, 2013. Each member of the Board, who is not an interested person of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $45,000 for services rendered during the period ended June 30, 2013, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

5. Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund. In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount. UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

6. Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2013, amounted to $5,248,143. Total proceeds from redemptions of Underlying Funds for the period ended June 30, 2013, amounted to $22,704,693. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of June 30, 2013. As a result book cost approximates tax cost.

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

Akahi Fund II, L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. The Underlying Fund invests and trades principally in publically-traded equities. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership. The Master Fund’s investment in Akahi Fund II, L.P. is no longer subject to lock up provisions.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial as well as additional investments. The Underlying Fund will charge a 2% redemption fee for withdrawals made in the first year on initial and additional investments. The Master Fund’s investment in CCI Healthcare Partners LP is no longer subject to a lock up or the redemption fee.

Charter Bridge Capital Partners, LLC seeks to maximize absolute returns through investing both long and short in global common equities, with an emphasis on consumer-related equities. The Fund will generally invest substantially all of its assets through a “master-feeder” structure. This underlying fund allows for quarterly redemptions upon forty-five calendar days’ prior written notice after one year has elapsed since initial and additional investments. The Underlying Fund may charge a 4% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Charter Bridge Capital Partners, LLC is no longer subject to the redemption fee.

Columbus Capital QP Partners, L.P. seeks to generate capital appreciation with limited sensitivity to market fluctuations. The Partnership focuses primarily on U.S.-based small-capitalization companies. Investment decisions are based on fundamental research, including discussions with companies’ senior management and management of competitors, construction of earnings models, contact with brokerage analysts and review of other information as necessary. The Partnership takes long and short positions with the net exposure generally ranging from 20% to 40% long and may, but not frequently, be net short. This Underlying Fund allows for quarterly redemptions upon 60 days prior notice, after one year has elapsed since initial and additional investments. The Underlying Fund will charge a 3% redemption fee for withdrawals made in the first year on initial and additional investments. The Master Fund’s $1,000,000 initial investment made on April 1, 2012 and its additional investment of $1,000,000 made on July 1, 2012 is no longer subject to the redemption fee. The Master Fund’s additional investment of $1,000,000 made on August 1, 2012 is subject to the redemption fee through July 31, 2013.

Concourse Capital Partners, L.P. pursues a long-short equity strategy seeking to produce superior absolute returns through investing the portfolio in fundamentally selected securities on both the long and short side. The general partner utilizes a thematic top down global macro approach coupled with fundamental research and analysis at the security level. This Underlying Fund allows for monthly redemptions with 30 calendar days’ prior written notice. The Underlying Fund may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Concourse Capital Partners, L.P. is no longer subject to the redemption fee.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Consector Partners, LP seek superior absolute returns through long-term capital appreciation by acquiring publicly traded equity securities in companies well above or well below their intrinsic net worth, preferring to invest in solid companies with discounted values in the financial services sector. The Investment Manager intends to use a bottom-up, fundamentally-driven, absolute value approach and concentrate its positions when appropriate to accomplish this objective. This Underlying Fund allows for quarterly redemptions with 60 calendar days’ prior written notice. The Underlying Fund may charge a 5% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s initial $1,000,000 investment made on May 1, 2012 is no longer subject to the redemption fee. The Master Fund’s additional investment of $1,000,000 made on August 1, 2012 is subject to the redemption fee through July 31, 2013. The Master Fund’s additional investment of $1,000,000 made on September 1, 2012 is subject to the redemption fee through August 31, 2013.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment. The Underlying Fund charges a 4% redemption fee for withdrawals made in the first year on initial investments. There is no redemption fee on withdrawals made in the first year. The Master Fund’s investment in Cooper Creek Partners LLC is no longer subject to the redemption fee.

Espalier Global Partners LP seeks to achieve superior absolute and risk-adjusted returns from investments primarily in equity securities of global technology, media and telecommunications companies (“TMT”). This Underlying Fund allows for quarterly redemptions with 30 calendar days’ prior written notice. The Underlying Fund may charge a 2% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s additional $1,000,000 investment made on June 1, 2012 is no longer subject to the redemption fee. The Master Fund’s additional $1,000,000 investment made on July 1, 2012 is subject to the redemption fee until June 30, 2013. The Master Fund’s additional $1,000,000 investment made on August 1, 2012 is subject to the redemption fee until July 31, 2013.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal. It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

G2 Investment Partners QP LP is a Delaware limited partnership designed for sophisticated investors that was formed on December 7, 2012. The Partnership’s investment objective is to achieve superior risk-adjusted returns by investing primarily in U.S. publicly traded stocks using a bottom-up fundamental analysis approach. The Partnership is primarily a small cap focused fund and will invest, both long and short, primarily in a portfolio of companies in growth industries, largely in companies with market capitalizations of under $2 billion at the time of investment. It is anticipated that initially a significant portion of the Partnership’s assets will be invested in technology, telecommunications, media and consumer related companies. This Underlying Fund allows for quarterly redemptions upon 45 days prior notice. There is no lock up on investments.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Keypoint Real Estate Opportunity Hedge Fund, LP a Delaware limited partnership, seeks capital appreciation through investments in real estate related equity securities. The Fund will utilize a range of investment strategies, including investing in real estate related equity securities, both long and short, as well as a broad array of other securities in both private and public markets. The Underlying Fund permits quarterly liquidity and may charge a 2% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s initial $1,000,000 investment made on July 1, 2012 is no longer subject to the redemption fee. The Master Fund’s additional $1,000,000 investment made on October 1, 2012 is subject to the redemption fee until September 30, 2013.

Light Street Halogen, L.P. Fund invests in and trades Securities consisting principally, but not solely, of equity and equity-related Securities, bonds and bank loans that are traded in U.S. and non-U.S. markets. The General Partner looks at individual companies in a variety of industries, including technology, eCommerce/retail, Internet media, traditional media, alternative energy and telecom. The Underlying Fund permits quarterly liquidity and may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s initial $1,000,000 investment made on October 1, 2012 is subject to the redemption fee until September 30, 2013.

Nokomis Capital Partners, L.P. seeks to achieve capital appreciation through investments in securities. Nokomis Capital Partners, L.P. is a long/short equity fund utilizing an outsized focus on fundamental, bottom-up research on individual (primarily U.S. based) companies. This research process includes extensive quantitative research inextricably linked with extensive qualitative research. The investment style of the Investment Manager is best described as “value” and “growth at a reasonable price.” This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice. The Underlying Fund may charge a 3.5% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s initial $1,500,000 investment made on May 1, 2012 is subject to the redemption fee until April 30, 2013. The Master Fund’s additional $1,000,000 investment made on August 1, 2012 is subject to the redemption fee until July 31, 2013. The Master Fund’s additional $1,000,000 investment made on September 1, 2012 is subject to the redemption fee until August 31, 2013. The Master Fund’s additional $1,000,000 investment made on October 1, 2012 is subject to the redemption fee until September 30, 2013.

Shannon River Partners II LP seeks to achieve capital appreciation through investments in securities. This Underlying Fund seeks to mitigate market exposure and manage risk primarily through value-oriented investing in companies and situations with a focus on technology, media and telecommunications. This Underlying Fund allows for quarterly redemptions with 60 days’ notice (or 30 days with a 3% fee) after one year has elapsed on initial investments. The Underlying Fund will charge a 4% redemption fee on the initial investment if withdrawn before its one year anniversary. There is no redemption fee on withdrawals made in the first year on additional investments. The Master Fund’s investment in Shannon River Partners II LP is no longer subject to the redemption fee.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). The Underlying Fund’s long equity positions will be comprised primarily of small-cap companies. The Underlying Fund’s investment objective is based on the premise that market inefficiencies result in many smaller-cap stocks trading at significant discounts or premiums to what the general partner believes are their intrinsic values. This Underlying Fund allows for quarterly redemptions with 45 days’ notice after one year has elapsed since the initial investment. The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary. There is no early redemption fee charged on withdrawals made in the first year on additional investments. The Master Fund’s investment in Tessera QP Fund, L.P. is no longer subject to a redemption fee.

Tree Capital Equity Fund I, LP seeks to achieve above-average long term capital appreciation through investments primarily in equity securities of Latin American companies. In seeking to achieve this objective, the Investment Manager will employ a research-driven strategy with a top-down macro overlay and bottom-up fundamental analysis. This Underlying Fund allows for monthly redemptions upon sixty days prior written notice. The Underlying Fund may charge a 4% early withdrawal fee for any redemption made within the first year on initial investments and additional investments. The Master Fund’s investment in Tree Capital is no longer subject to a redemption fee..

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

10. Capital Stock Transactions

Transactions in Units are as follows:

	For the	For the
	Period ended	Year ended
	June 30, 2013	December 31, 2012

Number of Units issued	169,035	992,910
Number of Units redeemed	(1,640,701)	(1,179,438)
Net decrease in Units outstanding	(1,471,666)	(186,528)
Units outstanding, beginning	5,060,285	5,246,813
Units outstanding, end	3,588,619	5,060,285

On June 30, 2013, one member held approximately 84% of the outstanding Units of the Master Fund. This member is comprised of an affiliated feeder fund, which is owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

For the period from July 1, 2013 through August 15, 2013, the Members contributed $500,000 to the Master Fund, none of which was received prior to June 30, 2013, and redeemed approximately $3,000.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form as well as in the chart listed below.

The portfolio of the registrant, the ACP Institutional Series Strategic Opportunities Fund, a Series of the ACP Funds Trust (a “Fund”) invests substantially all of its assets in the ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), which has the same investment objective as the Fund. The Master Fund primarily invests its assets among a select group of non-registered funds (“Underlying Funds”). As of June 30, 2013, the portfolio holdings of the Underlying Funds by reasonable identifiable categories were as follows:

Long/Short Equities	96.5%
Consumer	8.2%
Event Driven	5.1%
Financial Services	6.8%
Global Growth	7.9%
Healthcare	3.3%
Latin America	3.9%
Mid-Cap	8.1%
Real Estate	3.9%
Small Cap Growth	32.9%
Technology	16.4%
Money Market	10.3%
Other Assets and Liabilities	-6.8%

All assets other than cash investments, which represent -6.8% of the registrant’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments. These investments represent 96.5% of the registrant’s portfolio. The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the registrant. The registrant is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

Special situations affecting the calculation of net asset value may arise from time to time. Generally, the registrant, the investment adviser and the administrator will not be able to examine or verify the valuations provided by the Underlying Funds. Absent bad faith or manifest error, the determination of net asset value of the registrant is conclusive and binding on all investors.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Funds Trust

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/16/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/16/2013

* Print the name and title of each signing officer under his or her signature.